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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included in the Form 10-K, into Gables Realty Limited Partnership's previously filed Registration Statements on Form S-3 (File Nos. 333-30093 and 333-68359).

/s/ Arthur Andersen LLP

Atlanta, Georgia
March 28, 2000